Exhibit 4.1

                      SPECIMEN OF COMMON STOCK CERTIFICATE

               INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA
                        HORSE SENSE STABLE SERVICES, INC.
                                [________]SHARES

(100,000,000 SHARES COMMON STOCK AUTHORIZED, $.001 PAR VALUE NON-ASSESSABLE) CUSIP NUMBER 440693 10 9

THIS IS TO CERTIFY THAT
________________________________________________________ IS THE RECORD HOLDER OF
[ ] SHARES OF HORSE SENSE STABLE SERVICES, INC. COMMON STOCK TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.
THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS the facsimile seal of the Corporation and the signature of its duly authorized officers. Dated: ________________
[SEAL OF HORSE SENSE STABLE SERVICES, INC.] /s / SARA HIGH Secretary /s/ MICHAEL
C. HIGH President Rule 144 Restriction

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT -(Cust) ____Custodian (Minor) ____ under Uniform Gifts to Minors Act (State) TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common Additional abbreviation may also be used though not in above list.
FOR VALUE RECEIVED, _________hereby sell, assign and transfer unto PLEASE
INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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(Please print or typewrite name and address including zip code of assignee)
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Shares of the capital  stock on the books of the within named  Corporation  with full power of substitution in the premises. Dated-------------------------------
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NOTICE:  Signature must correspond with the name as written upon the face of the
Certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, broker or any other eligible guarantor institution that is authorized to do so under the securities transfer agents medallion program (STAMP) under rules promulgated by the U.S. Securities and Exchange Commission.